                                                                 Exhibit 10.1

                               CREDIT AGREEMENT

                                $7,000,000.00


                                by and between


                        PUERTO RICAN CEMENT CO., INC.


                                     and


                         BANCO POPULAR DE PUERTO RICO


                              September 15, 1994

                               PROMISSORY NOTE


$7,000,000.00                                        San Juan, Puerto Rico
                                                     Date:  September 15, 1994

     FOR VALUE RECEIVED, PUERTO RICAN CEMENT COMPANY, INC., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the "Borrower"), promises to pay to the order of Banco Popular de Puerto Rico (hereinafter referred to as the "Bank"), at its office or branch located at Hato Rey, San Juan, Puerto Rico, IN FULL, on August 12, 1999, the principal sum of SEVEN MILLION DOLLARS ($7,000,000.00), hereinafter referred to as the "term loan", or, if less, the aggregate unpaid principal amount of the term loan hereunder outstanding and due for payment on the date this Note is presented for payment by the Bank to the Borrower.

     The terms and conditions upon which the Bank shall make the term loan to the Borrower hereunder are the following:

1.  Purpose of the Term Loan

     1.1. The Borrower has requested from the Bank a term loan to be used to refinance the outstanding balance of a loan of Scotiabank de Puerto Rico originally granted for the dry process conversion of cement manufacturing.


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                                     -2-

     1.2. The Bank agrees, subject to the terms and conditions hereinafter set forth, to make the term loan available to the Borrower in the principal amount of USD SEVEN MILLION DOLLARS
($7,000,000.00).

     1.3. The obligation of the Bank to make the term loan shall be subject to the condition precedent that:

          1.3.1.   The Borrower shall have executed the Master
Pledge Agreement and shall have delivered to the Bank all the securities required to be delivered thereunder; and,

          1.3.2.   The Bank shall have received such other
approvals, opinions or documents as the Bank may reasonably request.

2.  Term Loan

     2.1. The Borrower shall pay interest on the unpaid principal amount from this date and until the maturity date thereof at an interest rate equal to 7.300% per annum. Notwithstanding anything else contained herein, the interest rate applicable to any outstanding principal balance after the maturity date thereof shall be equal to 8.300% per annum. Interest due shall be payable in arrears on the first day of each month and on the date of payment in full thereof, for the actual number of days elapsed.

     2.2. The Borrower hereby acknowledges that the Bank intends to fund the term loan made hereunder with 936 Funds. If at any time (i) the Bank, in its sole discretion, or any governmental authority determines that the term loan funded with 936 Funds does not constitute an Eligible Activity for any reason (including, without limitation, as a result of any change in any applicable law or regulation, or in the interpretation thereof); (ii) the Borrower does not permit the Bank to discharge or fulfill its duties and obligations under Regulation 3582 or the Borrower fails to comply with the 936 Covenants; or (iii) the Bank, in its sole discretion, determines that it may suffer any adverse consequence due to the fact that this term loan funded with 936 Funds is outstanding; then, upon five (5) Business Days, notice to the Borrower specifying the reason(s) therefor, the term loan funded with 936 Funds shall be automatically converted to a term loan that bear interest at a rate equal to 7.300% per annum. In the event that such conversion is made necessary as a result of any act or omission of the Borrower and the Bank suffers any loss or expense as a result of such conversion, including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the term loan so converted, the Borrower, upon demand by the Bank, shall pay to the Bank additional amounts sufficient to indemnify the Bank against such loss or expense. A certificate in reasonable detail as to the amount of such loss or expense submitted to the Borrower by the Bank, audited by certified public accountants satisfactory to both parties at the option of Borrower and at its sole cost and expense, absent manifest error, shall be conclusive and binding for all purposes.

     2.3. The Borrower may not prepay the term loan funded with 936 Funds in whole or in part, unless the Borrower notifies the Bank in writing at least five (5) Business Days' prior to the date of the proposed prepayment, specifying the date of the proposed prepayment and the amount thereof. At the time of making each such prepayment pursuant to the provisions hereof, the Borrower shall pay to the Bank accrued interest thereon to the date of such prepayment and will compensate the Bank for any funding loss on such prepayment.

     2.4. All computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days elapsed.

3.  Representations and Warranties.

    3.1. The Borrower represents and warrants as follows:

          3.1.1. The Borrower is a corporation duly organized and existing and in good standing under the laws of the Commonwealth of Puerto Rico.

          3.1.2. The Borrower has power and authority to execute, deliver and carry out this Note, the Master Pledge

Agreement, and each other instrument to be executed pursuant thereto, and each such document has been duly authorized by all necessary action of Borrower's Board of Directors (and of its stockholders, if required).

          3.1.3. Each of this Note, the Master Pledge Agreement and each other instrument to be executed pursuant thereto, when delivered, will be legal, valid, binding and enforceable against the Borrower in accordance with its respective terms.

          3.1.4. The proceeds of the term loan shall be used by the Borrower solely for the purposes set forth in Section 1.1 hereof.

4.  Covenants.

     4.1 So long as this Note shall remain unpaid, the Borrower will, unless the Bank shall otherwise consent in writing:

          4.1.1. Maintain proper books of record and account in accordance with generally accepted accounting principles in which full, true and correct entries shall be made of its dealings and business affairs, and cause such books to be audited at the end of each fiscal year by certified public accountants satisfactory to both parties.

          4.1.2.     Furnish to the Bank, within one hundred twenty

(120) days after the end of each fiscal year of the Borrower, a balance sheet and statement of profit and loss and surplus of the Borrower for such fiscal year audited by certified public accountants of recognized standing satisfactory to the Bank.

          4.1.3. Permit any officers or qualified employees or representatives of the Bank designated by it to visit and inspect any and all properties of the Borrower and examine its books and discuss its affairs, finances and accounts with the officers thereof, all at such reasonable times and as often as the Bank may reasonably request.

          4.1.4. Maintain, preserve and renew its corporate existence and going-concern status and all rights, powers, privileges and franchises possessed by it insofar as in the bona fide opinion of the Board of Directors of the Borrower, such rights, privileges and franchises continue to be advantageous to the Borrower.

          4.1.5. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying and discharging all taxes, assessments and governmental charges upon the Borrower or against its properties.

          4.1.6. Maintain, preserve and keep all of its properties in proper repair, working order and condition.

          4.1.7. With respect to the term loan funded at any time with 936 Funds;

                   (i) conduct its business in such a manner that, insofar as the term loan made hereunder is funded with 936 Funds, the requirements of Regulation 3582 as to the proper use of the proceeds thereof for an Eligible Activity by the "ultimate recipient" of such proceeds will be complied with; and

                   (ii) submit to the Bank promptly upon demand such information as the Bank shall reasonably request from time to time in order to verify that the proceeds of the term loan have been, are being or will be properly applied in accordance with the Regulation, and such other information, statements, reports, certificates and documents as may be reasonably requested by the Bank to comply with Regulation 3582.

    4.2 The Borrower covenants that from the date hereof and until the term loan hereunder, with interest thereon, shall not have been fully paid, it will not, without the prior written consent of the Bank, which consent shall not be unreasonably withheld:

          4.2.1. Make loans or advances to any of its officers, directors, stockholders, affiliated companies, employees or any other person, except in the ordinary course of business.

          4.2.2. Become liable, either directly or indirectly, for obligations of others, except in the ordinary course of business.

          4.2.3. Further encumber its assets or incur indebtedness, except for: (i) unsecured current indebtedness in excess of $15,000,000.00 outstanding at any time and for liens in the form of purchase money obligations not in excess of $10,000,000.00 in the aggregate on any real property acquired by the Borrower and created contemporaneously with such acquisition which secure only borrowings made to finance the purchase of such property, provided that such lien extends only to the property acquired and that the aggregate principal amount of indebtedness secured by such lien and all other indebtedness secured by any other lien on such property does not exceed in the aggregate 80% of the fair market value thereof at the time of incurrence; or
(ii) additional funded indebtedness (as hereinafter defined) of Borrower, provided that at the time of the issuance thereof and after giving effect thereto, funded indebtedness shall not exceed 50% of "consolidated capitalization", which shall mean the sum of funded indebtedness (as hereinafter defined) and "tangible net worth", which shall mean the capital and surplus of Borrower, less the net book value of any intangibles, both determined in accordance with generally accepted accounting principles, arising subsequent to June 30, 1994. For these purposes, "funded indebtedness" shall mean and include, as of any date as of which the amount thereof is to be determined, (i) all indebtedness of Borrower that matures more than one year from the date of creation thereof; (ii) all capital lease obligations; (iii) all indebtedness of Borrower (not included in clause (i) above) that is extendible or renewable at the option of any party thereto to a date more than one year from the date of creation thereof (whether or not theretofore renewed or extended), including any such indebtedness renewable or extendible under or payable from the proceeds of other indebtedness that may be incurred pursuant to the provisions of any revolving credit agreement or similar agreement, excluding, however, in all cases any portion of such indebtedness which is due and payable within one year from the date on which funded indebtedness is to be determined; and (iv) all guarantee of indebtedness described in (i) to (iii) above.

          4.2.4.   Pay any dividends or make any other
distribution on its capital stock (other than dividends payable solely in stock), make any investment in any subsidiary or affiliate, acquire any of its capital stock or make any investment, loan or advance if the sum of all such payments subsequent to December 31, 1986 would exceed the sum of:

                   (a)       $500,000 plus

                   (b)       50% of Borrower's consolidated net
                             income less 100% of all consolidated
                             net losses, computed
                             on a cumulative basis subsequent to December
                             31, 1986 and after immediately giving effect to such payments Borrower is able to incur at least $1.00 of addition funded indebtedness as permitted under Section 4, Paragraph 4.2.3, clause
                             (ii) above.

          4.2.5. Sell or transfer all or an amount in excess of 10% of Borrower's consolidated net assets, excluding investments in money markets or maketable securities, sales transfers of real estate assets held for commercial and industrial development and not used in the manufacture of cement, multiwall paper bags, or hydrated lime, except those usually sold in the ordinary course of business.

          4.2.6. Incur long-term leases or lease-purchase obligation in addition to that now existing or that provided hereunder, except those leases which are required to be capitalized under generally accepted accounting principles, if the total rents payable by Borrower in accordance with such leases shall exceed 5% of consolidated "tangible net worth" on any of the Borrower's fiscal years.

          4.2.7. Merge with, or be consolidated with any other corporation or business entity, unless the Borrower is the surviving corporate entity.

          4.2.8. Pay annual compensation (including gifts and bonuses) to its officers and directors exceeding in the aggregate and on an individual basis, such amounts which are customarily paid to officers and directors of corporation engaged in similar business or comparatively situated.

     4.3 In the event of an irreconciliable controversy regarding this Section 4, the Borrower shall have the option of pledging to the Bank additional Securities provided that the Fair Market Value (as hereinafter defined) of the Securities shall not at any time be less than (i) with respect to Securities consisting of United States Treasury bills or notes, 105% of the aggregate outstanding principal amount of the Loan (the "Outstanding Principal Amount") secured thereby, plus (ii) with respect to Securities other than United States Treasury bills or notes, 110% of the Outstanding Principal Amount secured thereby and in that event this Section 4 would be considered deleted. The term "Fair Market Value" as used herein shall mean, as of any date, the bid price on such date of the Securities being valued, as obtained from a generally recognized source selected by the Bank or the most recent closing bid quotation for such securities from such source.

5.  Events of Default.

    5.1. If any of the following events ("Events of Default") shall occur and be continuing:

          5.1.1. The Borrower shall fail to pay principal or interest on the term loan within ten (10) business days after the same becomes due and payable; or

          5.1.2. Any representation or warranty made by the Borrower (or any of its officers) hereunder or under the Master
Pledge Agreement shall prove to have been incorrect in any material respect when made; or

          5.1.3. The Borrower shall fail to perform or observe any other term, covenant or agreement contained herein on its part to be performed or observed if such failure shall remain unremedied for ten (10) business days after written notice thereof shall have been given to the Borrower by the Bank; or

          5.1.4. The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower shall take action to authorize any of the actions set forth above in this subsection 5.1.4; or

          5.1.5. An Event of Default (as defined in the Master Pledge Agreement) shall occur under the Master Pledge Agreement;
or

          5.1.6. The Master Pledge Agreement shall for any reason, except to the extent permitted by the terms thereof, cease to create a valid and perfected first-priority security interest in any of the Collateral purported to be covered thereby;

then, and in any such event, the Bank may, by notice to the Borrower, (i) declare the obligation of the Bank to make the term loan hereunder to be terminated, whereupon the same shall forthwith terminate, and (ii) declare this Note and all interest thereon to be forthwith due and payable, whereupon this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of any of the events described in subsection 5.1.4 above, this Note and all such interest, plus an additional amount equal to two percent (2%) of the then outstanding principal amount of the term loan, shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

6.  Miscellaneous.

     6.1. The Borrower agrees, upon demand, to indemnify and hold harmless the Bank against and from all "1936 Indemnity Losses" (as defined hereinbelow) arising at any time now or hereafter by reason of any of the following:

         (i)  any act of commission or omission by the Borrower;

         (ii) any breach of any covenant, representation, warranty, acknowledgment or statement by the Borrower contained in this Note or in any certificate or other written statement provided to the Bank in connection herewith;

         (iii) any adverse determination made by the Commissioner or any governmental authority in the United States or the Commonwealth as to the qualification of the term loan or any transactions related thereto as an Eligible Activity;

         (iv) any failure by the Borrower to permit the Bank to discharge or fulfill the Bank's duties or obligations under Regulation 3582; or

         (v) any change in any relevant law or regulation, or in the interpretation thereof, that results in any adverse consequence to the Bank due to the term loan funded with 936 Funds being outstanding.

          For purposes of this Section 6.1, "936 Indemnity Losses" shall mean and include any loss (including any funding loss), cost, damage (whether general, punitive or otherwise), liability, fine, penalty, indebtedness, claim, cause of action, judgment, court cost and legal or other expense, including attorneys' fees, relating directly or indirectly to Section 936 of the United States Internal Revenue Code or Regulation 3582. In addition, all "936 Indemnity Losses" shall be audited, at the option of Borrower and at its sole cost and expense, by certified public accountants satisfactory to both parties.

          The obligations set forth in this Section 6.1 shall survive the repayment in full of the term loan.

     6.2. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth.

     6.3. The term loan made by the Bank to the Borrower pursuant hereto, and all payments made on account of principal hereof, shall be recorded by the Bank.

     6.4. As used in this Note, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

          "Business Day" means a day of the year in which banks in San Juan, Puerto Rico are not required or authorized to close or are not otherwise closed to the public.

          "Commissioner" means the Commissioner of Financial
Institutions of the Commonwealth.

          "Commonwealth" means the Commonwealth of Puerto Rico.

          "Eligible Activity" has the meaning given such term in the Regulation.

          "Eligible Funds" has the meaning given such term in Regulation 3582.

          "Master Pledge Agreement" means that certain Master
Pledge and Assignment Agreement, dated the date hereof, executed by the Borrower in favor of the Bank to secure the repayment of the term loan.

          "936 Covenants" means the covenants set forth in Section
4.1.7 hereof.

          "936 Funds" means deposits of Eligible Funds received by Banco Popular de Puerto Rico in San Juan, Puerto Rico.

         "Prime Rate" means the rate of interest designated and quoted by the Bank from time to time as its prime rate. The Prime Rate does not necessarily represent, and no such representation is hereby made, that such rate is the lowest, the best or the most favored rate quoted by the Bank.

          "Regulation 3582", means Regulation Number 3582 issued by the Commissioner on January 29, 1988, as such regulation may be amended from time to time, or any successor regulation issued by said official or by any successor governmental agency.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its officer thereunto duly authorized, as of the date first above written.


                             PUERTO RICAN CEMENT COMPANY, INC.


                             By:  /s/ Jose O. Torres
                                  ----------------------------
                                    Jose Osvaldo Torres


AGREED AND ACCEPTED:

BANCO POPULAR DE PUERTO RICO

By: /s/ Pedro Jose Pena Lopez
    --------------------------
    Pedro Jose Pena Lopez
        Vice President

                                                                       EXHIBIT A


                   MASTER PLEDGE AND ASSIGNMENT AGREEMENT



     MASTER PLEDGE AND ASSIGNMENT AGREEMENT, dated as of September 15, 1994, made by PUERTO RICAN CEMENT COMPANY, INC., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (the "Pledgor"), to BANCO POPULAR DE PUERTO RICO, a bank duly organized and existing under the laws of the Commonwealth of Puerto Rico (the "Bank").


                                WITNESSETH:


     WHEREAS, on the date hereof the Pledgor have issued a certain Promissory Note (the "Note; all terms used herein which are defined in the Note and not otherwise defined herein shall have the meanings set forth in the Note"), payable to the order of the Bank, in the principal sum of SEVEN MILLION DOLLARS
($7,000,000.00), hereinafter referred to as the "Loan".

     WHEREAS, it is a condition precedent to the making of the Loan to the Pledgor by the Bank that the Pledgor pledge and assign certain securities in favor of the Bank.

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Bank to make the Loan to the Pledgor, the Pledgor hereby agrees with the Bank as follows:


    SECTION 1. Pledge. In order to secure the Obligations (as hereinafter defined), the Pledgor hereby pledges, assigns and grants to the Bank a security interest in the securities described in Schedule I hereto and any other securities pledged and assigned to the Bank pursuant to Section 4 hereto (collectively the "Securities"), and any certificates or other evidence of ownership thereof, if any, and all interest (except to the extent that such interest is permitted to be paid to the Pledgor pursuant to
Section 11 (a) hereof), cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Securities (collectively, the "Pledge Collateral").


     SECTION 2. Security for Obligations. This Agreement secures the payment in full of the Loan of the Pledgor with the Bank, including principal, interest, fees, expenses or otherwise (all such obligations of the Pledgor referred to herein as the "Obligations").


    SECTION 3.  Delivery of Pledged Collateral.

          (a) All certificates or instruments representing or evidencing the Securities, if any, shall be delivered to and held by the Bank pursuant hereto. All Securities delivered to the Bank shall be endorsed in blank or as otherwise required by the Bank.

          (b) If any of the Securities are uncertificated securities or certificated securities whose ownership interest is recorded in a book-entry system, the Pledgor shall provide written notice in the form attached hereto as Exhibit "A" of the security interest created hereunder in favor of the Bank to the financial intermediary on whose books the Pledgor's ownership interest in said Securities appears recorded and the Pledgor shall take such further action as may be required in order to perfect the Bank's security interest in such Securities.

    SECTION 4.  Mark to Market.

          (a) If at any time the Fair Market Value (as hereinafter defined) of the Securities shall at any time be less than (i) with respect to Securities consisting of United States Treasury bills or notes, 52.5% of the aggregate outstanding principal amount of the Loan (the "Outstanding Principal Amount") secured thereby, plus (ii) with respect to securities other than United States Treasury bills or notes, 55% of the Outstanding Principal Amount secured thereby, the Pledgor, upon written notice from the Bank, shall pledge, assign and deliver to the Bank, within ten (10) business days of such notice, additional Securities consisting of Eligible Collateral so that such deficiency no longer exists. The term "Fair Market Value" as used herein shall mean, as of any date, the bid price on such date of the Securities being valued, as obtained from a generally recognized source selected by the Bank or the most recent closing bid quotation for such Securities from such source.

          (b) With respect to any Securities that the Pledgor is required to pledge, assign and deliver to the Bank after the date of this Agreement pursuant to subsection (a) above, the Pledgor shall:

              (i) describe such additional Securities upon a Confirmation of Pledge, substantially in the form of Exhibit "B" hereto (the "Confirmation of Pledge"), that has been duly executed by the Pledgor and authenticated before an attesting notary of the Commonwealth of Puerto Rico.
              Such Confirmation of Pledge shall be delivered to the Bank at the time of such delivery or other transfer of the Securities;

              (ii) in the case of additional Securities that are evidenced by certificates or instruments, deliver to the Bank such certificates or instruments, endorsed in blank, or as otherwise required by the Bank; or, in the case of additional Securities that are uncertificated, or securities whose ownership interest is maintained in a book-entry system, provide written notice (in the form attached hereto as Exhibit "A") of the security interest created hereunder in favor of the Bank to the financial institution or intermediary on whose books the Pledgor's ownership interest in said additional Securities appear recorded; and

              (iii) deliver such other documents, certificates, or assignments, in form and substance acceptable to the Bank, as the Bank may reasonably require to ensure that the pledge of the additional Securities constitutes a first priority security interest in favor of the Bank.

           (c) "Eligible Collateral" shall mean any of the following:

              (i) direct obligations of, or obligations the principal of and the interest on which are unconditionally guaranteed by, the United States of America; (ii) any certificates or other evidences of an ownership in obligations or in specified portions thereof (which may consist of specified portions of the principal thereof or the interest thereon) of the character described in clause (i); (iii) bonds, debentures or notes issued by any of the following United States Government agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan

Bank, Export-Import Bank of the United States, Government
National Mortgage Association, Federal Land Banks, the Federal National Mortgage Association (including participation certificates issued by such Association) or the Tennessee Valley Authority; and (iv) all other obligations issued or unconditionally guaranteed as to principal and interest by a United States Government agency or person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the United States Congress; provided, however, that Eligible Collateral shall include only such securities as have been purchased by the Pledgor more than sixty (60) days prior to the date of the Note and as will be held for more that fifteen (15) days after the date of payment in full of the Note.

     SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

      (a) The Securities have been duly authorized and validly issued and are fully paid.

      (b) The Pledgor is the sole holder of record of the Securities and legal and beneficial owner of the Securities, free and clear of any liens, encumbrances, security interests, options, warrants or other charges or rights of third parties whatsoever, except for the security interest created in favor of the Bank by this Agreement.

       (c) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

       (d) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment in full of the Obligations. All action necessary or desirable to perfect and protect such security interest has been duly taken.

       (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Bank of its rights hereunder or the remedies granted to it in respect of the Securities pursuant to this Agreement, except for the notices provided in subsections 3(b) and 4(b) (ii) hereof with respect to uncertificated Securities.

       (f) The exercise by the Bank of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties.

       (g) The execution, delivery and performance by the Pledgor of this Agreement do not contravene any law or contractual restriction binding on or affecting the Pledgor.

       (h) Each of the Securities pledged to the Bank pursuant hereto constitutes, or in the case of Securities to be pledged hereunder after the date hereof will constitute, Eligible
Collateral.

     SECTION 6. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION 7. Transfers and other Liens. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral; or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest created under this Agreement. However, in the event that one of the Securities in the Pledged Collateral reaches maturity and provided no Event of Default exists hereunder, the Pledgor shall have the right to replace the one that reached maturity with substitute Securities of the same quality and value.

     SECTION 8. Bank Appointed Attorney-in-Fact. The Pledgor hereby appoints the Group Head of the Bank's Corporate Banking Group, or any other person which said Group Head may designate to substitute him, or any other person designated by the Bank, as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in his discretion, upon the occurrence of an Event of Default, to take any action and to execute any instrument that he may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. This power, being coupled with an interest, is irrevocable so long as the Obligations remain unpaid.

     SECTION 9. Bank May Perform. If the Pledgor fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Pledgor as provided under Section 14.

     SECTION 10. Reasonable Care. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in the Bank's possession if the Pledged Collateral is accorded treatment substantially equal to that which the Bank accords its own property. It is hereby understood that the Bank shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, redemptions, tenders or other matters relative to any Pledged Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

    SECTION 11.  Interest.

         (a) So long as no Event of Default hereunder shall have occurred and be continuing, the Pledgor shall be entitled to receive and retain any and all interest paid in respect of the Pledged Collateral.

         (b)  Upon the occurrence and continuance of an Event of Default:

              (i) All rights of the Pledgor to receive the interest that it would otherwise be authorized to receive and retain pursuant to
              Section 11(a) shall immediately cease, and all such rights shall thereupon become vested in the Bank which shall thereupon have the sole right to receive and hold such interest as Pledged Collateral.

              (ii) All interest that is thereafter received by the Pledgor contrary to the provisions of paragraph (i)of this Section 11(b) and any other payments or distributions received by the Pledgor on account of the Pledged Collateral shall be received by the Pledgor in trust for the benefit of the Bank, shall be segregated from other funds of the Pledgor and shall be promptly paid over to the Bank as Pledged Collateral in the same form as received (with any necessary endorsement).


    SECTION 12. Events of Default. Any one of the following shall be an Event of Default hereunder:

          (a) Any representation or warranty herein made or any certificate or statement furnished pursuant to the provisions of this Agreement or pursuant to the provisions of the Note by the Pledgor or by any other person shall prove to be false or misleading in any material respect as of the time made; or

          (b) The Pledgor shall default in the performance of any covenant, condition or provision, or in the performance of any other obligation that may exist between it and the Bank, whether now existing or arising in the future, and any such default is not remedied within ten (10) business days after written notice thereof shall have been given to the Pledgor by the Bank; or

          (c) An Event of Default shall occur under the Note and such default is not remedied by the Pledgor within fifteen (15) business days after written notice thereof shall have been given to the Pledgor by the Bank.

     SECTION 13. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

          (a) The Bank may exercise in respect of the Pledged
Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a pledgee on default under the laws of the Commonwealth of Puerto Rico at the time, and the Bank may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at the Bank's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Bank may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) business days' written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Bank as Pledged Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Bank, be held by the Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Bank pursuant to Section 14) in whole or in part by the Bank against, all or any part of the Obligations in such order as the Bank shall elect.
Any surplus of such cash or cash proceeds held by the Bank and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to a court of competent jurisdiction for its determination as to who may be lawfully entitled to receive such surplus.

     SECTION 14. Expenses. The Pledgor shall upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Bank may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Bank hereunder or under the Note, and (iii) the failure by the Pledgor to perform or observe any of the provisions hereof. The above mentioned fees and expenses shall be equivalent to those charged by other professionals for such services.

     SECTION 15. Security Interest Absolute.  All rights of the
Bank and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Note or any agreement between the Pledgor and the Bank, or any other agreement or instrument relating thereto;

          (b) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

         (c) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations.

     SECTION 16.    Amendments.    No amendment or waiver of any
provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. Notices. (a) All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be (as elected by the person giving the notice) hand delivered by messenger or courier service or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

                If to the Pledgor: PUERTO RICAN CEMENT CO., INC.
                                   PO BOX 364487
                                   SAN JUAN, PR 00936-4487

                If to the Bank:    BANCO POPULAR DE PUERTO RICO
                                   GPO BOX 362708
                                   SAN JUAN, PR 00936-2708

          (b) Each such notice shall be deemed delivered (i) on the date delivered, receipt acknowledged if by personal delivery, or (ii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

          (c) By giving to the other party at least fifteen (15) business days prior written notice thereof, such party and its successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

    SECTION 18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged

Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Bank and its successors, transferees and assigns.

     SECTION 19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                        PUERTO RICAN CEMENT COMPANY

                        By:  /s/ Jose O Torres
                           --------------------------
                                 Jose Osvaldo Torres


ACCEPTED AND AGREED TO,
as of the date first above indicated:

BANCO POPULAR DE PUERTO RICO


By:  /s/ PEDRO JOSE PENA LOPEZ
   -----------------------------
     PEDRO JOSE PENA LOPEZ
        VICE PRESIDENT

                                 SCHEDULE I

                         DESCRIPTION OF SECURITIES



U.S. TREASURY NOTES:

                                                               FACE                             MARKET
CUSIP NO.       SECURITY          PURCHASED MATURITY          VALUE           PRICE             VALUE
912827K27    U.S. TREASURY      03-31-93     03-31-95        670,000        0.993000            665,31
912827K27    U.S. TREASURY      04-07-93     03-31-95        645,000        0.993000            640,48

OTHER SECURITIES:

                                                               FACE                             MARKET
CUSIP NO.       SECURITY          PURCHASED MATURITY          VALUE           PRICE             VALUE
880591BX9      TVA              12-23-93     12-15-96      1,650,000        0.955000           1,575,7
88059IBT8      TVA              11-19-93     03-04-98        640,000        0.938400             600,5
31339KAU6      FHLB STRIP       09-28-93     08-25-98        235,000        0.763303             179,3

                                     /s/ Jose Osvaldo Torres
                                  ------------------------------
                                  BY: JOSE OSVALDO TORRES
                                  PUERTO RICAN CEMENT CO. INC.


                                     September 15, 1994
The Chase Manhattan Bank, N.A.
Custody Division - P O Box 361990
San Juan, PR  00936-1990


         Re:  Account No. ______________


Ladies and Gentlemen:

     Reference is made to those certain uncertificated securities or certificated securities whose record ownership is maintained in the book-entry system, described on Schedule I hereto (the "Securities"), which Securities are held in the above-referenced account of the undersigned. This is to notify you that the Securities have been pledged and assigned and a security interest therein has been granted by the undersigned to Banco Popular de Puerto Rico ("the Bank"), with mailing address at GPO BOX 362708, SAN JUAN, PUERTO RICO 00936-2708, pursuant to a Master Pledge and Assignment Agreement dated as of September 15, 1994 between the undersigned and the Bank. Therefore, please make the necessary transfers and/or notations to reflect the Bank's interest in the Securities.

     Kindly execute and return the enclosed copy of this letter as your acknowledgement that you have received this notice and that the necessary transfers and/or notations have been made in your records to reflect the Bank's interest in the Securities.

                                Sincerely yours,


                                PUERTO RICAN CEMENT CO., INC.


                                By: /s/ Jose Osvaldo Torres
                                   ----------------------------
                                   JOSE OSVALDO TORRES


Affidavit No. -184-    Vol.  XIV
              -----

     Subscribed before me on this 15th day of September, 1994 in San Juan, Puerto Rico, by the following person who is personally
known to me:   Mr. Jose Osvaldo Torres, of legal age, married,
executive, and resident of Guaynabo, Puerto Rico, on behalf of PUERTO RICAN CEMENT COMPANY, INC.




                                   ----------------------------
                                          Notary Public



ACKNOWLEDGED AND CONFIRMED:
 (FINANCIAL INTERMEDIARY)

By:______________________
Name:
Title:

Date: ___________________

                                                      EXHIBIT "B"



                           CONFIRMATION OF PLEDGE

     This document confirms and effects the pledge and assignment of certain collateral, consisting of the securities described in
Schedule I hereto and made a part hereof (the "Securities"), pursuant to the terms of that certain Master Pledge and Assignment Agreement (as amended, modified or supplemented from time to time, the "Master Pledge Agreement") entered into as of September 15, 1994 by and among the undersigned and Banco Popular de Puerto Rico (the "Bank").

     Under the terms of the Master Pledge Agreement, the undersigned agreed to effect a pledge and assignment of such further collateral, pursuant to a document in form and substance equivalent to this Confirmation of Pledge, in order to pledge and assign additional Securities to the Bank. Pursuant to such Master Pledge Agreement, the undersigned hereby pledges, assigns and grants to the Bank a security interest in the Securities. This pledge, assignment and grant of a security interest is effected pursuant and subject to the terms of the Master Pledge Agreement and the representations and warranties contained in the Master Pledge Agreement are hereby made by the undersigned with respect to the Securities pledged hereunder.

      This document shall constitute an integral part of the Master Pledge Agreement and shall be subject to the terms and conditions thereof for all purposes. In case of a conflict between the terms hereof and the terms of the Master Pledge Agreement, the latter shall prevail unless otherwise expressly agreed to the contrary in writing.


                                  PUERTO RICAN CEMENT CO., INC.


                                    By:
                                       --------------------------
                                         JOSE OSVALDO TORRES

         BORROWER'S CERTIFICATE IN CONFORMITY WITH SECTION 6.4.3. OF REGULATION 3582 WITH RESPECT TO 936 FUNDS



          The undersigned hereby acknowledges that, prior to the granting of this loan, it was aware that the loan would be reported to the Office of the Commissioner of Financial
Institutions as an Eligible Activity for the use of 936 Funds.


Date:  September 15, 1994            PUERTO RICAN CEMENT CO., INC.



                                     BY: /s/ Jose O. Torres
                                        --------------------------
                                             Jose O. Torres

     The following sections should be filled out by the Financial
Institution:

    1. Purpose of the loan: To refinance the outstanding balance of a loan of Scotiabank de Puerto Rico originally granted for the dry process conversion of cement manufacturing.

    2. Collateral: A pledge of United States Treasury obligations or other investments acceptable to the Bank; provided, however, that with respect to any such pledged investment which does not constitute an Eligible Activity under applicable regulations, such investment must have been purchased by the Borrower more than 60 days from the date of the loan and must be held for more than 15 days after the date of payment in full of the loan.

    3.   Amount: $7,000,000.00
         Date:   September 15, 1994

         BANCO POPULAR DE PUERTO RICO



         By: /s/ Pedro Jose Pena Lopez
             -------------------------
                 Pedro Jose Pena Lopez
                   Vice President

                                                            MAIN OFFICE
                                                           PO BOX 364487
                                                       SAN JUAN PR 00936-4487
                                                              TELEPHONES:
                                                         Main Off. 764-6000
                                                         Catano Off. 783-3000
                                                      -------------------------
                                                            PONCE OFFICE
                                                           P.O. BOX 1349
                                                      PONCE, PUERTO RICO 00731
                                                     Plant Off. Ponce 842-3000

                      PUERTO RICAN CEMENT COMPANY, INC.
                            SAN JUAN, PUERTO RICO


September 15, 1994



Banco Popular de Puerto Rico
Comercial Banking
Popular Center
Hato Rey, Puerto Rico 00918

Re: Term Loan for the principal amount of $7,000,000.00 (the
    "Term Loan") pursuant to the Promissory Note dated as September 15, 1994 (the "Note")

Gentlemen:

In order to induce you to make the term loan to us under Regulation No. 3582 issued by the Commissioner of Financial
Institutions, as amended, or any substitute regulations therefore
("Regulation 3582"), we represent, warrant and agree that:

     1. We will use the term loan funded with Eligible Funds in our business activities in Puerto Rico only for purposes which are "Eligible Activities" as defined in Regulation 3582.

     2. Except as may be permitted by the terms of the Note, we will not repay any obligation that you may hold evidencing the delivery of the term loan funded with Eligible Funds to us prior to maturity.

     3. We will not re-deposit or otherwise place or transfer, through any mechanism, the term loan funded with Eligible Funds with a depositary institution, or with an institution engaged the securities, brokerage and/or underwriting and security credit lending business; nor will we use or permit the use of the proceeds of the term loan funded with Eligible Funds for consumer loans, or outside of Puerto Rico. We understand that this prohibition does not apply to demand deposits maintained by us for current operating purposes.

     4. It is our intention to use the term loan funded with Eligible Funds for the purpose of refinancing the outstanding balance of a loan of Scotiabank de Puerto Rico originally granted for the dry process conversion of cement manufacturing.

      5. In the event of a determination by you that the use of the proceeds of the term loan funded with Eligible Funds does not qualify as an "Eligible Activity", you shall have the option to require prepayment of any obligation that you may hold evidencing delivery of such proceeds to us in accordance with the terms of the Note.

     6. We understand that if we utilize the proceeds of the term loan funded with Eligible Funds for any purpose that is not an "Eligible Activity", the Commissioner of Financial Institutions may disqualify us from further eligibility to borrow "Eligible Funds".

Very truly yours,

PUERTO RICAN CEMENT CO., INC.

BY: /s/ Jose Osvaldo Torres
- - - ---------------------------
        Jose Osvaldo Torres




AGREED AND ACCEPTED:

BANCO POPULAR DE PUERTO RICO



BY:  /s/ Pedro Jose Pena Lopez
    ----------------------------
        Pedro Jose Pena Lopez
           Vice President